EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE
-------------------------------------------------x
In re:                                            )     Chapter 11
                                                  )
U.S. AUTOMOTIVE FRICTION, INC.,                   )
U.S. AUTOMOTIVE MANUFACTURING, INC.,              )     Case Nos. 01-235 (MFW)
and QUALITY AUTOMOTIVE COMPANY,                   )     through 01-237 (MFW)
                                                  )
                       Debtors.                   )     Jointly Administered
-------------------------------------------------x

                                      ORDER
                                      -----

     Upon consideration of the Motion of the Debtors and Debtors-in-Possession for: (i) Order Approving Sale of Substantially all of the Debtors' Assets and Businesses Free and Clear of All Liens, Claims and Encumbrances Pursuant to 11 U.S.C. ss.363; and (ii) Order Approving Bidding and Notice Procedures for Sale (the "Motion"); due and adequate notice having been given under the circumstances; it appearing that the relief requested is in the best interests of the Debtors' estates, their creditors and other parties in interest; it appearing that this proceeding is a core proceeding pursuant to 28 U.S.C. ss.157(b); and adequate and sufficient notice of the Motion having been given; and it appearing that no further notice need be given; and it appearing that good cause exists for the relief requested in the Motion; and it appearing that the assumption and assignment of the Leases and Contracts is an exercise of sound business judgment and is in the best interests of the estates, and that the requirements set forth in ss.365 of the Code, including the provision of adequate assurance of future performance, are satisfied; and upon finding that the terms and conditions of the Asset Sale and Purchase Agreement, as amended by Addendum Number 1 to the Asset Sale and Purchase Agreement, with the Buyer (as defined in the Motion) are fair and reasonable, were negotiated at arms length, and that the Debtors and the Buyer have acted and are acting in good faith and that, therefore, the Buyer is entitled to the protections of a good faith purchaser under ss.363(m) of the Code; and that the

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consummation  of the  transaction  contemplated  by the Asset Sale and  Purchase
Agreement and in the Motion represents the exercise of the Debtors' sound business judgment, is being undertaken for a sound business purpose, and is in the best interests of the estates; and it appearing that this Court having found and determined that the relief requested by the Debtors are necessary; and, after due deliberation and sufficient cause being shown,

          IT IS HEREBY ORDERED THAT:

          1. The Motion is granted.

          2. The Asset Sale and Purchase Agreement between the Debtors and the Buyer dated January 22, 2001, as amended by Addendum Number 1 to the Asset Sale and Purchase Agreement, attached hereto as Exhibit "A", is hereby approved.

          3. The Debtors are authorized to assume the Leases and Contracts listed on Exhibit "B" (the "Assumed Contracts") pursuant to Section 365(a) of the Bankruptcy Code upon the closing of the sale of the Purchased Assets pursuant to the Sale Order, and to assign such Leases and Contracts to the Buyer pursuant to Section 365(f) of the Bankruptcy Code.

          4. The Debtors are authorized to sell, assign, and transfer the Purchased Assets, as that term is defined in the Asset Sale and Purchase Agreement, pursuant to Section 363(b), (f), (h), and (m) and Section 365 of the Bankruptcy Code free and clear of any and all liens, claims and encumbrances in accordance with the terms of this Agreement, except subject to the Liens and Interests of the Agent and Participatory Lenders (as defined in the Motion), which Liens and Interests shall attach to the proceeds of sale of the Purchased Assets subject thereto, and which proceeds shall be immediately delivered to the Agent at the Closing of the sale of the Purchased Assets.

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          5. Any defaults under the Assumed Contracts that are required to be cured by Section 365 of the Bankruptcy Code will be cured by the Debtors prior to closing in connection with the assumption of the same.

          6. The Debtors' creditors shall have no further liens, claims or encumbrances or interests against the Buyer or the Purchased Assets except for any claims, disputes, or causes of action that the Debtors may have against the Buyer arising out of or relating to the Asset Sale and Purchase Agreement or the transactions contemplated hereby.

          7. The Buyer has acted in "good faith" as defined by Section 363(m) of the Bankruptcy Code in connection with the transactions authorized by the Sale Order and is, accordingly, granted the protections therein so provided.

          8. Pursuant to Section 1146 of the Bankruptcy Code, neither Buyer nor Sellers shall be liable for transfer taxes relating to the transactions contemplated hereby.

          9. After consummation of the transactions contemplated by this Agreement, the Buyer shall not be a successor to the Debtors, and no successor liability shall attach to the Buyer or the Purchased Assets by reason of the Asset Sale and Purchase Agreement, the transactions contemplated hereunder, or Buyer's subsequent operation of the Debtors' businesses.

          10. The Debtors' final plan of reorganization and the disclosure statement related thereto will not alter the terms and conditions of the Asset Sale and Purchase Agreement or this Sale Order.


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          11. This Order is intended to comply with the terms of the Asset Sale and Purchase Agreement in all material respects, and is otherwise sufficient to permit the consummation of the transactions contemplated by the Asset Sale and Purchase Agreement.

          12. The Debtors and the Buyer are authorized and directed to take all the necessary actions to consummate the transactions contemplated therein and execute all documents and instruments that the Debtors deem necessary and appropriate to implement and effectuate this Order.

          13. The Bankruptcy Court shall retain jurisdiction to determine any lien, claim or encumbrance, disputes, or causes of action arising out of or relating to the Asset Sale and Purchase Agreement, the transactions contemplated hereby, and any objection(s) to the sale of the Purchased Assets.

Dated:  March 15, 2001


                                                /s/ Mary F. Walrath
                                                -------------------
                                                JUDGE MARY F. WALRATH
                                                UNITED STATES BANKRUPTCY JUDGE



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                                    EXHIBIT A
                                    ADDENDUM

          Addendum Number 1 (the "Addendum") to the Asset Sale and Purchase Agreement dated as of January 22, 2001 (the "Agreement") by and among FDP Virginia, Inc. ("Buyer"), Friction Division Products, Inc. ("FDP"), FDP Brakes, Inc. ("FDP Brakes"), W&W Electronics Limited ("W&W"), U.S. Automotive Manufacturing, Inc. ("USAM"), U.S. Automotive Friction, Inc. ("USAF") and Quality Automotive Company (QAC, and together with USAM and USAF, "Seller") concerning the sale of substantially all of the properties, assets, business operations and goodwill of Seller used in the manufacturing, assembly and distribution of new and rebuilt automotive products (the "Business").

          WHEREAS, the Bankruptcy Court has scheduled a hearing for the Sale Motion and the Section 365 Motion on March 15, 2001; and

          WHEREAS, the parties desire to amend the Agreement to provide for the Closing to occur on April 9, 2001, provided all conditions precedent have been met or waived.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

          Section 2.1 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

          2.1. CLOSING.

               Unless this Agreement shall have been terminated in accordance with the provisions of this Agreement, the consummation of the transactions under this Agreement (the "CLOSING") shall take place at the offices of Morgan, Lewis & Bockius LLP at 10:00 a.m. on the earlier of (i) April 9, 2001, provided that all of the conditions precedent specified in this Agreement have been (or can be at the Closing) satisfied or waived by the party or parties permitted to do so; or (ii) if the conditions precedent specified in this Agreement have not been (or can not be at the Closing) satisfied or waived by the party or parties permitted to do so by April 9, 2001, the business day after the conditions precedent specified in this Agreement have been (or can be at the Closing) satisfied or waived by the party or parties permitted to do so (the "CLOSING DATE"), but no later than the Termination Date (or at such other time and date as the parties hereafter agree in writing).

         Section 3.1 is hereby amended as follows:

         A. Section 3.1(a) is hereby amended by adding the following sentence at the end thereof:

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         The Buyer shall deliver to the Seller a loan commitment letter from a reputable financial institution for an amount sufficient to fund the Cash Purchase Price less the Security Deposit, as defined in Section 3.1(b), at Closing no later than noon on Wednesday, March 14, 2001.

         B. Section 3.1(c) is hereby deleted in its entirety and the following substituted therefor:

            (c) Under all circumstances, a portion of the Security Deposit and all interest accrued thereon (such amount the "NON-REFUNDABLE DEPOSIT") shall be paid to and retained by Seller unless one of the following events occurs:

               (i) the Sale Order and the Section 365 Order do not become final (i.e., either has been stayed or an appeal or petition for review or rehearing or writ of certiorari has been filed) on or before the Termination Date, except as a consequence of a breach by Buyer or any of its Affiliates of its obligations under this Agreement;

               (ii) the Bankruptcy Court approves the sale of the Purchased Assets (or any material portion thereof) to a third party and such sale has either closed or time for appeal has run; or

               (iii) Buyer shall have properly terminated this Agreement pursuant to Section 12.1(b) (Seller's breach of specified covenants).

                  The Non-Refundable Deposit shall be Five Hundred Fifty Thousand Dollars ($550,000), unless the Buyer fails to deliver a loan commitment letter from a reputable financial institution for an amount sufficient to fund the Cash Purchase Price less the Security Deposit at Closing by noon on March 14, 2001, in which case the Non-Refundable Deposit shall be Seven Hundred Fifty Thousand Dollars ($750,000).

         B. Section 3.1(e) is hereby deleted in its entirety and the following substituted therefor:

             Upon termination of this Agreement for any reason other than an event identified in Section 3.1(c), the Security Deposit less the Non-Refundable Deposit (if any) shall be refunded immediately to Buyer and the Non-Refundable Deposit shall be released to Seller as liquidated damages.

         Section 13.1 of the Agreement is hereby amended by deleting the definition of "Termination Date" and substituting the following definition:

             "TERMINATION DATE" means April 9, 2001, unless (i) the Seller, if the Sale Order and Section 365 Order have been entered approving the Sale to the Buyer but have not become final and non-appealable as of April 9, 2001, in its sole discretion, extends the TERMINATION DATE up to 31 days (i.e., no later than May 9,



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         2001), without further agreement by the Buyer; or (ii) the Buyer, if the Sale Order and Section 365 Order have been entered approving the Sale to a third party but the sale has either not closed or time for appeal has not run as of April 9, 2001, in its sole discretion, extends the TERMINATION DATE up to 31 days (i.e., no later than May 9, 2001), without further agreement by the Seller. The parties may mutually agree in writing to otherwise change the TERMINATION DATE.

         Section 13.2 of the agreement is hereby amended by deleting the second paragraph in its entirety and the following substituted therefore:

              Subject to and effective upon Closing, Seller and its Affiliates or related parties shall, and in consideration of the Purchase Price and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, fully and forever release and discharge John J. Carney, Buyer, Parent, and FDP Brakes, each in their individual capacity and as an officer and/or director and in all other capacities, and their Affiliates, related parties, successors and assigns, from any and all rights, claims, demands, agreements, contracts, covenants, promises, actions, suits, causes of action, obligations, bonds, variances, controversies, debts, costs, sums of money, expenses, accounts, damages, judgments, losses and liabilities of whatever kind or nature, in law or in equity or otherwise, whether known or unknown which the Seller and its Affiliates or related parties ever had, now has, or shall in the future have, or which their successors, assigns or representatives shall or may in the future have, for any reason whatsoever arising out of or relating to the facts and circumstances existing at any time prior to the execution of this Agreement.

         Terms defined in the Agreement and not defined herein shall have the meaning set forth in the Agreement.

         This Addendum may be executed in any number of counterparts and by facsimile, each of which when executed shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                            (SIGNATURE PAGE FOLLOWS)



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     IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed effective as of the 12 day of March, 2001.


AGREED TO FOR BUYER:
FDP Virginia, Inc.                               FDP Brakes, Inc.

By:  /s/ John J. Carney                          By:  /s/ John J. Carney
Name:    John J. Carney                          Name: John J. Carney
Title:   President                               Title:   President


Friction Division Products, Inc.                 W&W Electronics Limited

By: /s/ John J. Carney                           By: /s/ Joel H. Webbe
Name:   John J. Carney                           Name:   Joel H. Webbe
Title:  President                                Title:  President


AGREED TO FOR SELLER:
U.S. Automotive Manufacturing, Inc.              U.S. Automotive Friction, Inc.

By:  /s/ Martin Chevalier                        By:  /s/ Martin Chevalier
Name:    Martin Chevalier                        Name:    Martin Chevalier
Title:   President                               Title:   President

Quality Automotive Company

By: /s/ Martin Chevalier
Name:   Martin Chevalier
Title:  President


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                                    EXHIBIT B

                                 SCHEDULE 1.2(b)
                                    CONTRACTS


1. Contract for Sale and Purchase of Real Estate between US Automotive Manufacturing, Inc. and Vintage Industries, Inc. dated August 17, 2000. Sale of 1.828 acres of real property and improvements located at 1875 East Lake Mary Boulevard in Seminole County Florida.

2. Addendum No. 1 to Contract for Sale and Purchase of above dated September 19, 2000.

3. Addendum No. 2 to Contract for Sale and Purchase of above dated October 11, 2000.

4. Purchase Agreement between Advance Stores Company, Incorporated and Quality Automotive Company dated December 6, 1998.

5. Lease dated December 2, 1994 between Quality Automotive Company and Sanford Airport Authority for property located at 3031 Mellonville Avenue, City of Sanford, County of Seminole, State of Florida.

6. Addendum A to lease between Sanford Airport Authority and Quality Automotive Company dated August 21, 1996.

7. Addendum B to lease between Sanford Airport Authority and Quality Automotive Company dated August 28, 1998.

8. Addendum C to lease between Sanford Airport Authority and Quality Automotive Company dated October 29, 1999.

9. Addendum D to lease between Sanford Airport Authority and Quality Automotive Company dated October 29, 1999.

10. Sublease dated August 10, 2000 between Quality Automotive Company and S&S Contract Furniture, Inc. for property at 3031 Mellonville Avenue, City of Sanford, County of Seminole, State of Florida.